                                                                    EXHIBIT 10.2

                             STOCKHOLDERS' AGREEMENT

         This Stockholders' Agreement (this "Agreement"), dated as of December 1, 1999, is among PODS, Inc., a Florida corporation (the "Company"), and the undersigned stockholders of the Company, who together own all of the Company's outstanding common stock and who are collectively referred to in this Agreement as the "Stockholders,"

                              W I T N E S S E T H:

         WHEREAS, the Company and the Stockholders wish to impose restrictions and obligations on the issuance, transferability, and voting of the Company's common stock;

         NOW, THEREFORE, the Company and the Stockholders agree that:

                                   ARTICLE I.

                                   DEFINITIONS

         In this Agreement:

         "Affiliate" means, subject to the restrictions set forth in Section
3.2:

                  (1) as to any party which is an entity, any person or entity which controls or is controlled by or under common control with that party;

                  (2) as to any party who is a natural person, any parent, spouse, or descendant of that party, any trust created for the benefit of that party or any parent, spouse or descendant of that party or of which that party is a trustee, and any corporation, association, partnership or other form of business entity which is controlled by that party or by any parent, spouse, or descendant of that party, or by any such trust;

                  (3) as to any party who is a natural person, any qualified pension or profit sharing plan which is described in Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and exempt from income tax pursuant to Section 501 of the Code, of which that party is a plan participant; and

                  (4) as to any party which is a trust, any corporation, association, partnership or other form of business entity which is controlled by such trust, any primary, secondary, life, or contingent beneficiary of such trust, and any trustee of such trust; with the term "control," including the terms "controlling" and "controlled," meaning for purposes of this definition, the power to direct the management and policies of a business entity, directly or indirectly, whether through the ownership of voting securities or partnership or other ownership interests, or by contract or otherwise.

         "Articles of Incorporation" means the Company's Articles of Incorporation, as amended through the date of this Agreement, and as it may be subsequently amended.

         "Common Stock" means the Company's Common Stock, $.0001 par value per share.

         "Disposition" means any voluntary or involuntary disposition of Common Stock, and any other voluntary or involuntary transaction, whether occurring by operation of law or otherwise, which has the purpose or effect of making one or both of the following changes:

                  (1) a change in the ownership of any shares of Common Stock;

                  (2) a change in the identity, ownership, or control of the owner or holder of the legal title to, or the beneficial or equitable interest in, any shares of Common Stock.

                                   ARTICLE II.

                          RESTRICTIONS ON DISPOSITIONS

         No Stockholder may make, cause, or allow any Disposition of Common Stock owned by such Stockholder, except in accordance with the provisions of
Article III or Article IV of this Agreement.

                                  ARTICLE III.

                             PERMITTED DISPOSITIONS

         3.1 TRANSFERS TO AFFILIATES. Notwithstanding Article 2 or Section 4.1 of this Agreement, any Stockholder may transfer shares of Common Stock to one or more of his or its Affiliates if:

                  (1) the transferring Stockholder gives notice of the transfer to the Company and the other Stockholders at least 15 days before the transfer;




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                  (2) the transferee Affiliate or Affiliates execute an addendum agreement binding them by all terms and provisions of this Agreement which are applicable to the transferring Stockholder; and

                  (3) the transfer does not have as a purpose the circumvention of Article 2 or Section 4.1 of this Agreement.

         The intent of this Section 3.1 is to allow a Stockholder to make transfers of Common Stock which do not and will not effect, and which do not have as a purpose, any substantive change in the person or group of related persons who directly or indirectly control or derive the ultimate economic benefit from the transferred Common Stock. Any transfer of Common Stock which is inconsistent with that intent shall not be permitted by this Section 3.1, even if it otherwise technically complies with this Section 3.1.

         3.2 TRANSFERS DUE TO DEATH. Notwithstanding Article 2 or Section 4.1 of this Agreement, upon the death of any Stockholder who is an individual, shares of Common Stock owned by such Stockholder may be transferred to the spouse or heirs of such Stockholder and/or to one or more trusts for the benefit of said spouse or heirs.

         3.3 PLEDGES OF STOCK. Any Stockholder may pledge or mortgage shares of his or its Common Stock in connection with a bona fide transaction and as security for an obligation the pledging Stockholder fully intends to perform. Such a pledge or mortgage may be made without the consent of the other Stockholders, without violating Article 2 of this Agreement, and without triggering a right of first refusal, co-sale right or sale obligation under
Section 4.1, 4.2 or 4.3 of this Agreement. However, (i) at the time of the pledge or mortgage, the pledgee or mortgagee of the pledged or mortgaged shares must agree in writing to be bound by, and that the pledged or mortgaged shares will continue to be subject to, this Agreement and (ii) any Disposition of Common Stock upon foreclosure of a pledge or mortgage shall be governed by all provisions of this Agreement, including its Article 2 and Sections 4.1, 4.2 and 4.3.

                                   ARTICLE IV.

                                 SALES OF STOCK

         4.1 SALES BY STOCKHOLDERS. In the circumstances and on the terms described in this Section 4.1, the Company and the other Stockholders, in that



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order, shall have rights of first refusal to purchase shares of Common Stock which a Stockholder wishes to sell.

                  a. OPTIONS TO PURCHASE. If a Stockholder (the "Selling Stockholder") receives a bona fide written offer from a proposed purchaser who is not an Affiliate of the Selling Stockholder (in this Section 4.1, the "Proposed Purchaser") for the purchase, for cash (it being acknowledged that a sale of shares of Common Stock by a Stockholder for property other than cash is prohibited by Article 2 of this Agreement), of all or some of the shares of Common Stock owned by the Selling Stockholder, and if the Selling Stockholder wants to sell such shares and is prepared to accept the Proposed Purchaser's offer, then before making the sale, the Selling Stockholder shall first offer for sale to the Company, and if the Company declines the offer, then to the other Stockholders pro rata in accordance with their respective holdings of Common Stock, the shares of Common Stock proposed to be sold to the Proposed Purchaser (the "4.1 Option Shares").

                  b. OPTION PRICE. The price per share at which the Selling Stockholder shall be required to offer the 4.1 Option Shares for sale under this
Section 4.1 (the "4.1 Option Price") shall be the per share price offered by the Proposed Purchaser:

                  c. OFFERING NOTICE. The Selling Stockholder's offer to the Company and the other Stockholders shall be made by a written notice to the Company and the other Stockholders (a "4.1 Offering Notice"). The 4.1 Offering Notice shall:

                           (1) state that it is being made under this Section
4.1;

                           (2) state the number of 4.1 Option Shares, the price
at which the Proposed Purchaser has offered to purchase them, and the scheduled date of sale to the Proposed Purchaser;

                           (3) identify by name and a brief description the
Proposed Purchaser; and

                           (4) have attached to it a copy of the Proposed
Purchaser's offer.

                  d. ACCEPTANCE OR REJECTION. Within 30 days following the date of a 4.1 Offering Notice, the Company shall deliver to the Selling Stockholder (with a copy to the other Stockholders) a reply notice accepting or rejecting the offer made by the Selling Stockholder in the 4.1 Offering Notice. The Company can only accept the offer as to all (and not less than all) of the 4.1





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Option Shares. If the Company fails to deliver a reply notice within the required 30-day period, the Company will be deemed to have rejected the Selling Stockholder's Offer.

                  e. OTHER STOCKHOLDERS' OPTION. If an offer made by a 4.1 Offering Notice is rejected or deemed rejected by the Company, then each other Stockholder within 30 days after the earliest to occur of the lapse of the 30-day option period provided for in paragraph (d) above of this Section 4.1 or the receipt by the other Stockholders of their copy of the Company's reply notice rejecting the offer of the Selling Stockholder, shall deliver to the Selling Stockholder a reply notice accepting or rejecting the offer made by the Selling Stockholder in his 4.1 Offering Notice. The other Stockholders may collectively accept the offer only as to all (and not less than all) of the 4.1 Option Shares, but if any other Stockholder does not wish to accept an offer to him made by a 4.1 Offering Notice, the remaining and accepting other Stockholders may elect (either pro rata in accordance with their respective holdings of Common Stock or in such other proportions as they may mutually agree) to accept the offer made to the declining other Stockholder or Stockholders. If any other Stockholder fails to deliver a reply notice within the required 30-day period, said other Stockholder will be deemed to have rejected the Selling Stockholder's offer.

                  f. LAPSE OF OPTIONS. If both offers made to the Company and the other Stockholders by a 4.1 Offering Notice are rejected or deemed rejected, then the Selling Stockholder may sell all, but not less than all, of the 4.1 Option Shares to the Proposed Purchaser, but only if:

                           (1) the sale is completed within 60 days after the
other Stockholders reject or are deemed to have rejected the offer made by the
4.1 Offering Notice;

                           (2) the sale is made at the price and on other terms
identical to those set forth in the Proposed Purchaser's Offer; and

                           (3) upon consummation of the sale, the Proposed
Purchaser (joined by his or her spouse if the Proposed Purchaser is a married individual and his or her spouse has or will have any community property or other interest in the 4.1 Option Shares) agrees in writing to be bound by the terms and provisions of this Agreement as a Stockholder.



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                  g. CONSUMMATION OF PURCHASES. Each transaction of purchase and sale pursuant to an accepted 4.1 Offering Notice shall be completed by delivery of the stock certificates representing the 4.1 Option Shares, endorsed in blank or accompanied by duly executed stock powers, and by actual registration of the transfer of the 4.1 Option Shares on the stock transfer books of the Company, upon payment of the 4.1 Option Price by certified or bank cashier's checks (or the Company's check if it is the purchaser). Each such transaction shall be closed at a time and place mutually agreed to by the Selling Stockholder and the Company or the other Stockholders, as applicable, or, if they cannot agree, at the principal office of the Company on the 30th business day after 60 days following the date of the 4.1 Offering Notice.

         4.2 RIGHT OF CO-SALE. If (i) PODS USA, LLC wishes to sell, in a single transaction or series of related transactions, shares of Common Stock to any person other than an Affiliate of such Stockholder or to another Stockholder if the number of shares proposed to be sold by PODS USA, LLC represents more than 50% of the total number of shares of Common Stock then outstanding (determined on a fully diluted basis), or (ii) Peter S. Warhurst wishes to sell, in a single transaction or series of related transactions, more than 20% of his shares of stock in JPJ Development, Inc. to any person other than an Affiliate of Peter S. Warhurst or to another Stockholder, or (iii) JPJ Development, Inc. wishes to sell, in a single transaction or series of related transactions, more than 20% of its membership interest in PODS USA, LLC to any person other than an Affiliate of Peter S. Warhurst, an Affiliate of PODS USA, LLC or to another Stockholder, and then, in addition to any provisions of Section 4.1 which may apply to the proposed sales transaction, each of the Stockholders shall have the right (the "Right of Co- Sale") to require, as a condition to consummation of the proposed sale, that there be contemporaneously sold in the same transaction, to the same purchaser, for the same consideration, and on the same terms, a number of shares of Common Stock owned by such other Stockholder which bears the same percentage relationship to the total number of shares of Common Stock then




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owned by such Stockholder as the number of shares of Common Stock to be sold by
PODS USA, LLC, Peter S. Warhurst, or JPJ Development, Inc. (each a "Selling Shareholder") bears to the total number of shares of Common Stock then owned by the Selling Stockholders. For purposes of this Section 4.2, PODS USA, LLC and JPJ Development, Inc., by signing this Agreement, hereby agree, upon receipt of a copy of the notice of the Co-Sale Transaction, to take such actions as may be necessary or appropriate, including but not limited to a distribution to Peter
S. Warhurst and/or JPJ Development, Inc., of Common Stock of the Company, such that the Co-Sale Transaction, if required by the parties thereto, will constitute a sale of Common Stock of the Company, rather than a sale of an interest in PODS USA, LLC or the stock of JPJ Development, Inc.

         Written notice of any proposed transaction to which this Section 4.2 applies (a "Co-Sale Transaction") shall be given to each Stockholder (other than the Selling Stockholder) at least 45 days before the scheduled consummation date of the Co-Sale Transaction. The notice from the Selling Stockholder shall describe all material terms and conditions of the Co-Sale Transaction, including the number of shares of Common Stock to be sold by the Selling Stockholder, the amount and form of the consideration to be paid by the proposed purchaser, the identity of the proposed purchaser, and the scheduled consummation date of the Co-Sale Transaction. If with respect to any Co-Sale Transaction another Stockholder wishes to exercise its Right of Co-Sale, then within 30 days following his receipt of notice of the Co-Sale Transaction, such Stockholder shall give the Selling Stockholder written notice of his election to exercise the right. An election to exercise its Right of Co-Sale shall bind a Stockholder to sell the number of shares of Common Stock to which the Right of Co-Sale applies in, and on terms identical to those of, the Co-Sale Transaction.

         If any one or more Stockholders exercise their Right of Co-Sale under this Section 4.2, then (i) the aggregate number of shares to be sold by all Stockholders (including the Selling Stockholder) in the Co-Sale Transaction shall be that number of shares originally proposed to be sold in the Co-Sale Transaction by the Selling Stockholder, and (ii) the number of shares to be sold in the Co-Sale Transaction by each Stockholder participating in the Co-Sale Transaction (including the Selling Stockholder) shall be allocated among such Stockholders proportionately in accordance with the ratio obtained by dividing
(x) the number of shares of Common Stock owned by each such Stockholder by (y) the total number of shares of Common Stock owned by all such Stockholders.

         4.3 REQUIRED SALES. If (i) one or more Stockholders wish to sell, in a single transaction or series of related transactions, all of their respective shares of Common Stock to any person other than another Stockholder or the respective Affiliates of such Stockholders, (ii) the number of shares proposed to be sold by such Stockholder or Stockholders represents more than 33.3% of the total number of shares of Common Stock then outstanding (determined on a fully



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diluted basis), and (iii) the Board of Directors of the Company have approved the sale, then, upon demand by said selling Stockholder or Stockholders, each non-selling Stockholder shall have the obligation to sell all of such Stockholder's Common Stock in the same transaction to the same purchaser, for the same consideration, and on the same terms.

         Written notice of any proposed transaction to which this Section 4.3 applies (a "Sale Transaction") shall be given to each Stockholder at least 30 days before the scheduled consummation date of the Sale Transaction. The notice from the proposed sellers shall describe all material terms and conditions of the Sale Transaction, including the number of shares of Common Stock to be sold by the proposed selling Stockholder or Stockholders, the amount and form of the consideration to be paid by the proposed purchaser, the identity of the proposed purchaser, and the scheduled consummation date of the Sale Transaction. Upon receipt of the notice of the Sale Transaction, a Stockholder shall be obligated to sell all of its shares of Common Stock in accordance with the terms set forth in said notice, and shall execute and deliver all such instruments and documents, and shall take all such other action as shall be reasonably requested of him in order to accomplish the sale.

         4.4 PREEMPTIVE RIGHT OF STOCKHOLDERS. Except as provided below in this
Section 4.4, each Stockholder shall have a preemptive right to purchase such Stockholder's "pro rata share" of all Common Stock the Company wishes to issue, for the same price and on the same terms and conditions as the Company proposes to issue the Common Stock to others. By a written notice (the "Preemptive Notice"), the Company shall notify each Stockholder of any proposed issuance of Common Stock at least 30 days before their proposed issue date. Each Preemptive Notice shall state the offer price of the Common Stock to which it relates, describe in reasonable detail all other material terms and conditions of the offer, and describe in similar detail all material terms and characteristics of such Common Stock. If a Stockholder wishes to exercise its preemptive right with respect to an issuance of Common Stock, it shall so notify the Company, in writing, within 20 days after its receipt of the relevant Preemptive Notice.

         For purposes of this Section 4.4, a Stockholder's "pro rata share" means at any time and with respect to any particular proposed issuance by the Company of Common Stock, such percentage as will enable such Stockholder, assuming it exercises its preemptive right with respect to such issuance of




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Common Stock, to own and have the right to acquire both immediately before and immediately after such issuance of such Common Stock, the same percentage of the total number of shares of Common Stock then outstanding or issuable upon exercise of other outstanding equity securities.

                                   ARTICLE V.

                         PIGGYBACK REGISTRATION RIGHTS.

         At any time after the latest to occur of (i) the IPO Closing Date (as defined below) and (ii) the expiration of any lock-up period which may have been imposed on the Stockholders by the underwriters in connection with the initial public offering consummated on the IPO Closing Date, and before the fifth anniversary of the IPO Closing Date, whenever the Company proposes to register any Common Stock for its own account (or for the account of a holder or holders of shares of Common Stock) under the Securities Act of 1933, as amended, and any successor thereto and the rules and regulations thereunder (the "Securities Act") for a public offering for cash, other than a registration relating to the offering or issuance of shares in connection with (i) employee compensation or benefit plans or (ii) one or more acquisition transactions under a Registration Statement on Form S-4 under the Securities Act (or a successor to Form S-4) (any such offering or issuance being an "EXEMPT OFFERING"), the Company will give each Stockholder written notice of its intent to do so (a "REGISTRATION NOTICE") at least 30 days prior to the filing of the related registration statement with the Securities and Exchange Commission or any successor thereto (the "Commission"). Such notice shall specify the approximate date on which the Company proposes to file such registration statement and shall contain a statement that the Stockholders are entitled to participate in such offering and shall set forth the number of shares of Registrable Common (as defined below) that represents the best estimate of the lead managing underwriter (or if not known or applicable, the Company) that will be available for sale by the holders of Registrable Common in the proposed offering. Each holder of Registrable Common desiring to participate in such offering shall notify the Company no later than 20 days following receipt of the Registration Notice of the aggregate number of shares of Registrable Common that such holder then desires to sell in





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the offering. Each holder of Registrable Common desiring to participate in such public offering may include shares of Registrable Common in the registration statement relating to the offering, to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company to be included therein. If the lead managing underwriter selected by the Company for a public offering determines and notifies the Company in writing that, in view of marketing factors, the inclusion of all shares of Registrable Common requested to be included in the offering would adversely affect the offering and therefore require a limitation on the number of shares of Registrable Common to be offered and sold in such offering, there shall be included in the offering only that number of shares of Registrable Common, if any, that such lead managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering, in which case (i) the number of shares of Registrable Common to be offered and sold by holders desiring to participate in the offering, shall be allocated among such holders on a pro rata basis based on their holdings of Registrable Common and (ii) if the registration statement relating to the offering has been filed by the Company in response to a demand for registration by a holder or holders of Common Stock (whether pursuant to this Agreement or any other agreement), then the holder or holders of Common Stock so demanding registration shall be entitled to priority over the holders of Registrable Common exercising their registration rights pursuant to this Article V, and the number of shares of Registrable Common requested to be included in such registration pursuant to this Article V shall be reduced or eliminated before any such other holder of Common Stock demanding registration shall be required to exclude any shares from such registration.

         "IPO Closing Date" means the date upon which the Company first receives payment for shares of Common Stock it sells to one or more investment banking firms pursuant to an underwriting agreement relating to the first time after the date hereof a registration statement filed under the Securities Act and respecting a primary offering by the Company of Common Stock (other than a registration statement respecting shares being offered pursuant to a Company ERISA Employee Benefit Plan, ERISA Pension Benefit Plan or Other Compensation Plan, as such terms are defined in the Acquisition Agreements) is declared effective under the Securities Act and the shares of Common Stock registered by that registration statement are issued and sold by the Company (otherwise than pursuant to the exercise by such investment banking firm or firms of any overallotment option).

         "Registrable Common" means shares of Common Stock that are held by the Stockholders as of the date of this Agreement and any additional shares of Common Stock issued or distributed in respect of any other shares of Registrable Common by way of a stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, shares of




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Registrable Common will cease to be Registrable Common when and to the extent that (i) a registration statement covering such shares has been declared effective under the Securities Act and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold pursuant to Rule 144 or become saleable under Rule 144(k), or (iii) such shares have been otherwise transferred to a person or entity that is not a Stockholder, other than pursuant to Article III.

         All expenses incurred in connection with any registration, qualification and compliance under this Agreement (including, without limitation, all registration, filing, qualification, legal, printing and accounting fees, and including all reasonable fees of one counsel acting on behalf of all holders of the securities being registered in such registration) shall be borne by the Company. All underwriting commissions and discounts applicable to shares of Registrable Common included in the registrations under this Agreement shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

                                   ARTICLE VI.

                                  LEGAL MATTERS

         6.1 SECURITIES LAWS. Notwithstanding any other provision of this Agreement, all Dispositions shall be subject to compliance with all federal and applicable state securities laws.

         6.2 LEGEND ON CERTIFICATES. The Stockholders agree that the following legend shall appear on all certificates representing shares of Common Stock:

         "Certain dispositions of the shares represented by this certificate are restricted by a Stockholders' Agreement among the Company and its stockholders. Such shares are also subject to a voting agreement contained in the Stockholders' Agreement. A copy of the Stockholders' Agreement is on file at the Company's registered office, and, upon request, the Company will furnish a copy of it to the record holder of this certificate, without charge."

                                  ARTICLE VII.

                                      TERM

         7.1 TERMINATION. This Agreement shall terminate upon the first to occur of:




                                       11
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                  (1) any event which reduces the number of the Company's
stockholders to one; or

                  (2) the commencement of trading of shares of Common Stock in the over-the-counter market or on any securities exchange.

                                  ARTICLE VIII.

                                  MISCELLANEOUS

         8.1 ATTEMPTED BREACHES. Each party to this Agreement:

                  (1) acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate;

                  (2) agrees that each other party shall be entitled to specific performance and injunctive and other equitable relief in case of any breach or attempted breach; and

                  (3) agrees to waive any requirement for the securing or posting of any bond in connection with obtaining such injunctive or other equitable relief.

         8.2 NOTICES. All notices, requests, waivers, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or mailed, first class, registered or certified mail, postage prepaid or telecopied and later confirmed by hard copy delivered as provided above:

                  (1) if to any Stockholder, to the address of such Stockholder as it appears on the stock transfer records of the Company;

                  (2) if to the Company, to:





or at such other address as shall be given in writing by any party to the others.

         8.3 ASSIGNMENT. A Stockholder may assign his or its rights under this Agreement to any Affiliate to whom such Stockholder transfers Common Stock under
Section 3.1 of this Agreement, to a spouse, heirs or trust for the benefit of a spouse or heirs pursuant to a transfer under Section 3.2 of this Agreement, or




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to any Proposed Purchaser to whom such Stockholder may sell shares of Common
Stock after compliance with Section 4.1 of this Agreement, in each case to the extent of the Common Stock transferred or sold. Otherwise, this Agreement may not be assigned by any of its parties without the consent of all other parties.

         8.4 SUCCESSORS BOUND. Subject to Section 8.3, this Agreement shall be binding upon and inure to the benefit of its parties and their respective heirs, successors, assigns, and personal legal representatives.

         8.5 SECTION HEADINGS. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated "Article" or "Section" refer to an Article or Section of this Agreement unless otherwise specifically indicated.

         8.6 JOINDER OF SPOUSES. The spouse of each married Stockholder whose domicile is in a state having community marital property laws or whose spouse otherwise has any community property interest in any shares of Common Stock, hereby joins in the execution of this Agreement to evidence the binding effect of this Agreement on any community property or other interest he or she may have in any shares of Common Stock.

         8.7 AMENDMENT. This Agreement may be amended by a written instrument executed by all Stockholders.

         8.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties concerning its subject matter.

         8.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

         8.10 GOVERNING LAW. This Agreement shall be construed under and governed by the law of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 THE COMPANY:

                                 PODS, Inc.


                                 By:
                                   --------------------------------
                                     Peter S. Warhurst, President


                                 STOCKHOLDER:

                                 PODS USA, LLC, a Florida
                                 limited liability company

                                 By: JPJ Development, Inc.,
                                     Managing Member


                                 By:
                                   --------------------------------
                                     Authorized Representative



                                 STOCKHOLDER:

                                 ----------------------------------
                                     Stephen A. MacEachern

                                 STOCKHOLDER:

                                 ------------------------------
                                 David N. Wakely, Trustee of the
                                 David N. Wakely Trust dated
                                 12/28/92



                                 STOCKHOLDER:

                                 ------------------------------
                                 Jane Kochan, Co-Trustee of the
                                 Kochan Family Trust, dated
                                 7/15/92


                                 ------------------------------
                                 Joan Kochan, Co-Trustee of the
                                 Kochan Family Trust, dated
                                 7/15/92



                                 STOCKHOLDER:

                                 ------------------------------
                                 Martin H. Schweitzer


                                 ------------------------------
                                 Elizabeth F. Schweitzer



                                 STOCKHOLDER:

                                 DOGANIERO FAMILY LIMITED
                                 PARTNERSHIP

                                 By:
                                    -------------------------
                                    Authorized Representative



                                 STOCKHOLDER:

                                 -------------------------
                                 Robert B. Timberlake



                                 STOCKHOLDER:

                                 --------------------------------
                                 Diana M. Smiles, Trustee of the
                                 Diana M. Smiles Living Trust
                                 dated 2/21/97

                                 STOCKHOLDER:

                                 ------------------------------
                                 Frank Doganiero



                                 STOCKHOLDER:

                                 ------------------------------
                                 G. William Lazenby, Trustee of
                                 the Lazenby & Heath, M.D.'s,
                                 P.A. Profit Sharing Plan and
                                 Trust



                                 STOCKHOLDER:

                                 ------------------------------
                                 Anthony G. Lembo



                                 STOCKHOLDER:

                                 THE GURTMAN LLC

                                 By:
                                   ------------------------------
                                    Authorized Representative



                                 STOCKHOLDERS:

                                 ------------------------------
                                 Thomas W. McMullen

                                 ------------------------------
                                 Donna B. McMullen



                                 STOCKHOLDER:

                                 ------------------------------
                                 Robert G. Brown



                                 STOCKHOLDER:

                                 ------------------------------
                                 Herbert G. Brown



                                 STOCKHOLDER:

                                 PRUDENTIAL SECURITIES
                                 CUSTODIAN for DENNIS MARTINO
                                 IRA Dated 11/20/84


                                 By:
                                   ------------------------------
                                    Authorized Representative

                                 STOCKHOLDER:

                                 ------------------------------
                                 Jared D. Brown



                                 STOCKHOLDERS:

                                 ------------------------------
                                 John L. McMullen


                                 ------------------------------
                                 Rhoda McMullen



                                 STOCKHOLDER:

                                 ------------------------------
                                 Lee E. Arnold, Jr.



                                 STOCKHOLDER:

                                 ------------------------------
                                 Debbie B. Arnold



                                 STOCKHOLDER:

                                 ------------------------------
                                 Alan H. Tralins



                                 STOCKHOLDERS:

                                 ------------------------------
                                 James J. Shapiro, JTWROS


                                 ------------------------------
                                 Jill D. Shapiro, JTWROS



                                 STOCKHOLDERS:

                                 ------------------------------
                                 Michael L. Hatch


                                 ------------------------------
                                 Joni J. Hatch



                                 STOCKHOLDER:

                                 ------------------------------
                                 Stanley Levy, Trustee of the
                                 Allen Levy Irrevocable Trust
                                 U/A Dated 10,14,96

                                 STOCKHOLDERS:

                                 ----------------------------------
                                 Barry M. Alpert, Co-Trustee of
                                 the Barry M. Alpert & Judith R.
                                 Alpert Trust U/A Dated 8/5/94



                                 ----------------------------------
                                 Judith R. Alpert, Co-Trustee
                                 of the Barry M. Alpert & Judith
                                 R. Alpert Trust U/A Dated 8/5/94



                                 STOCKHOLDER:

                                 ----------------------------------
                                 Arthur J. Zelenak, Trustee of
                                 the Arthur J. Zelenak Trust U/A
                                 Dated 3/9/98



                                 STOCKHOLDER:

                                 ----------------------------------
                                 Marc Fratello



                                 STOCKHOLDER:

                                 ----------------------------------
                                 William N. Handelman, M.D.,
                                 Trustee of the William N.
                                 Handelman, M.D. Pension &
                                 Profit Sharing Plan and Trust



                                 STOCKHOLDER:

                                 ----------------------------------
                                 Keith Schilit



                                 STOCKHOLDER:

                                 ----------------------------------
                                 Kenneth R. Lee, Trustee of the
                                 Lee Family Living Trust Dated
                                 the 29th day of May, 1997




         Accepted and agreed to with respect to Section 4.1 as of the 1st day of December, 1999.

                                 ----------------------------------
                                 Peter S. Warhurst



         Accepted and agreed to with respect to Section 4.1 as of the 1st day of December, 1999.

                                 JPJ Development, Inc.,
                                 Managing Member


                                 By:
                                   --------------------------------
                                   Peter S. Warhurst, President